Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill
Goodwill

7. Goodwill

Changes in the carrying amount of goodwill by segment for the years ended December 31, 2023 and 2024 were as follows:

		Wuhan
	So-Young	Miracle	Total
	RMB	RMB	RMB
Balance as of December 31, 2022	684	540,009	540,693
Increase in goodwill related to acquisition	—	—	—
Impairment of goodwill	—	—	—
Balance as of December 31, 2023	684	540,009	540,693
Increase in goodwill related to acquisition	—	—	—
Impairment of goodwill	—	(540,009)	(540,009)
Balance as of December 31, 2024	684	—	684

Gross goodwill balances were RMB540,693 and RMB540,693 as of December 31, 2023 and 2024, respectively. Accumulated impairment losses were nil and RMB540,009 as of December 31, 2023 and 2024, respectively.

No impairment loss of goodwill was recorded for the years ended December 31, 2022 and 2023, respectively. For the year ended December 31, 2024, considering (i) Wuhan Miracle withdrew its IPO plan on December 23, 2024, and (ii) Wuhan Miracle did not achieve the anticipated growth and financial performance, the Company assessed that it is more likely than not that the fair value of Wuhan Miracle reporting unit is less than its carrying amount and impairment tests were conducted by quantitatively comparing the fair values of the reporting unit to its carrying amount, including goodwill. The Wuhan Miracle reporting unit estimated the fair value using a discounted cash flow model. Management’s cash flow projections for the Wuhan Miracle reporting unit included significant judgments and assumptions relating to the projected revenue, projected operating result, and the discount rate. Based on the goodwill impairment test, management determined that the carrying value of the Wuhan Miracle reporting unit exceeded its estimated fair value and, therefore, recorded a goodwill impairment charge of RMB540,009. The fair value determined using the discounted cash flow model is compared with comparable market data and reconciled, as necessary.